UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2016

MediXall Group, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-194337	33-0864127
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 E. Commercial Blvd., PH-D, Ft. Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

Continental Rail Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement

Completion of Acquisition

On December 13, 2016, MediXall Group, Inc., a Nevada corporation (“MDXL”), formerly known as Continental Rail Corp., completed a Share Exchange Agreement and Plan of Reorganization (the “Agreement”) with IHL of Florida, Inc., a Florida corporation (“IHL”).

Pursuant to the terms of the Agreement, IHL shareholders transferred to MDXL all the issued and outstanding shares of capital stock of the IHL shareholders. In exchange for the IHL shares, MDXL issued 41,131,000 shares of common stock to IHL shareholders and 264,894 shares of Series A Preferred Stock convertible into 24,900,000 shares of common stock.

The Agreement is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K. The following summary of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement attached hereto, which is incorporated herein by reference.

SECTION 2- FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Description IHL Business

IHL was formed as a Healthcare Incubator of development-stage healthcare technology companies. IHL’s mission is to partner with companies that own patented intellectual property that focus on medical diagnostic device technologies, services and effective delivery systems to market with ultimate execution in patented products and addressing selected physical conditions.

On July 8, 2016, IHL entered into a Share Exchange Agreement with MediXall, Inc., a Florida corporation (“MEDIX”).

MEDIX was founded in November 2015 by Noel Guillama and Jennie Rios. The company is a technology and innovative-driven organization purposefully designed and structured to bring effective change to the healthcare industry by improving healthcare and reducing costs.  The company currently has the exclusive rights to 10 patents and 18 pending patents related to healthcare technologies licensed by The Quantum Group, Inc., (a privately-held Florida corporation), an incubator of companies that design, develop and deploy innovative solutions, technology, products, and services to the healthcare industry.

MEDIX is currently in development of a cloud-based electronic marketplace titled MediXaid where clients can shop for their own medical services; diagnostic procedures and services and medical equipment and devices. In this proposed marketplace, consumers, as well as corporations such as insurance companies, will be able to purchase on the platform what they seek and how they seek it. The platform will be designed to work in both a mobile and desktop environment. MediXaid will operate in the form of a reverse auction where the consumer will choose from a list of products and/or services required. Qualified and vetted suppliers will compete based on a combination of quality score, location, best price and convenience.

The share agreement between IHL and MEDIX is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, the Agreement attached hereto, which is incorporated herein by reference.

Item 2.02 – Results of Operations and Financial Condition

IHL was organized in November 2015 and is a development stage company. It has not generated any revenues to date and will require funding of either debt or equity to proceed with its business plan as both an incubator and monetizing the exclusive rights to patents and pending patents related to healthcare technologies licensed by Quantum Resources.

Our mission is to revolutionize the medical industry by improving communication; providing better technology and support services; and enabling more efficient, cost-effective healthcare for the consumer.

By approaching the healthcare ecosystem as a whole, MediXall creates, invests and incubates companies that embody our mission statement. Before we invest in the development of a company, it must address the majority of these five objectives:

1.

Reduces cost

2.

Promotes better care and improves overall consumer wellness

3.

Creates efficiencies and reduces waste and/or redundancies

4.

Follows the master trend in healthcare and demographics

5.

Remains consistent with U.S. Policies in the industry

MediXall’s first project, MediXaid, is an electronic healthcare marketplace where clients can shop for their own medical services; diagnostic procedures and services; and medical equipment and devices. In this proposed marketplace, consumers, as well as corporations such as insurance companies, will be able to purchase on the platform what they seek and how they seek it. We believe the platform will be disruptive to the traditional method of provisioning medical care and services; and, strike at the heart of runaway costs, in a climate of soaring personal deductibles and increasing healthcare insurance costs to individuals and corporations.

The to-be-developed cloud-based platform will be designed to work in both a mobile and desktop environment. MediXaid will operate in a form of reverse auction where the consumer will choose from a list of the products and or services required. Qualified and vetted suppliers will compete based on a combination of quality score, location, best price and convenience. We firmly believe that the MediXaid will lower costs to the patient/consumer/buyers and healthcare system.

MediXaid has been accepted as the founding member of the new Healthcare Incubator Program (HIP) recently organized by MediXall and The Quantum Group, Inc. (Quantum) to focus on applying relevant portions of Quantum’s broad intellectual property, through strategic licensing agreements, to address issues in healthcare delivery and push forward the MediXall mission by initially creating a new type of electronic marketplace focused exclusively on products and services.

Since inception IHL has raised approximately $700,000 through the sale of its common stock. Proceeds were principally used for the development of the MediXaid platform, consulting fees, payroll and marketing.

Presently, MDXL is seeking to raise up to an additional $500,000 in private transactions, which it believes, will be adequate to fund the IHL operations for the next 12 months. There are no assurances that funding will be available or if available on terms reasonable to MDXL. In the absence of a financing, it will not be able to proceed with its business plan.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 – Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The 41,131,000 shares of common stock and 264,894 shares of Series A Preferred Stock convertible into 24,900,000 shares of common stock that the Company agreed to issue to IHL of Florida, Inc. will be issued in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 – Changes in Control of Registrant

See Item 5.02.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2016, Timothy Hart, submitted a letter of resignation to the Board of Directors of the Company stating that effective November 22, 2016, he resigns his positions as Chairman of the Board of Directors of the Company. Mr. Hart will continue to serve on the Board of Directors

On December 13, 2016, The Board of Directors of the Company, by majority written consent, appointed Fred Angelopoulos as President of the Company. Mr. Angelopoulos, co-founder Sure Genomics, brings more than 30 years of experience building early stage software companies, raising funds and leading five companies to successful IPO’s. In 2013 he co-founded Sure Genomics, a personal DNA company, with the desire to help impact behaviors amongst consumers, healthcare providers and insurers towards a proactive health model through technology. Sure Genomics launched in February 2016 to be the first personalized genomics service that uses the full DNA sequence to round out an individual’s proactive health portfolio. The result is a new model for personal DNA exploration. Previous to Sure Genomics, Mr. Angelopoulos was an early pioneer in the development of entertainment content for the Internet, serving as CEO for Pulse Entertainment and working with key clients including Warner Brothers, MTV, EA and NBC. He is a founding member of Macromedia (now Adobe) and Symantec.

On December 13, 2016, The Board of Directors of the Company, by majority written consent, appointed Carl L. Larsen as Vice-President of the Company. Mr. Larsen has over 35 years of experience in the design, development, deployment and implementation of computer platforms and computer systems from large-scale nuclear power plant simulators to Software-as-a Service (SaaS) remote-hosted and cloud- based applications. Currently, Mr. Larsen is Executive Vice President and Chief Operating Officer, also functioning as Acting President of SynaBee, Inc. Previously, Mr. Larsen started and operated a regional airline operating in the U.S. and throughout the Caribbean for six years providing passenger and cargo services. He led the turnaround of six major business units in two Fortune 500 companies; Combustion Engineering, Inc. and Quadrex Corporation. He was Senior Vice President, Engineering and Operations for Quadrex Corporation, a global nuclear engineering and consulting corporation. He was responsible for $125M revenue and 150 employees in a variety of high technology projects from seismology, nuclear piping system design to nuclear power plant simulators. Mr. Larsen is a member of the American Nuclear Society and the Project Management Institute and is a certified Project Management Professional. He is currently assisting Florida International University (“FIU”) as a Member of the Advisory Panel to develop a Nuclear Engineering curriculum working with the FIU Dean of Engineering, Department of Energy and the FIU Applied Resource Center. He is a Graduate of the University of Michigan, BS (1978), Nuclear Engineering, and Masters in Business Administration (2009), University of Phoenix.

On December 13, 2016, The Board of Directors of the Company, by majority written consent, appointed Noel J. Guillama to the Board of Directors of the Company. Mr. Guillama is a nationally recognized expert and lecturer on healthcare management / operations and the use of technology in healthcare. Since 1984 he has been Chairman of Guillama, Inc., a strategic operations management consulting company in healthcare, technology, and a wide range of projects including medical facilities, commercial complexes and infrastructure facilities. He holds several patents and is creator of over a dozen patents currently before the USPTO in a variety of areas. Mr. Guillama is a co-founder of Quantum Innovations, Inc. and its parent company, The Quantum Group, Inc., and has been Chief Executive Officer and President since its inception. He is a nationally recognized expert in healthcare management and operations.

Prior to this, Mr. Guillama was the Founder, Chairman, President and Chief Executive Officer of Metropolitan Health Networks, Inc. (AMEX:MDF), a management services organization, from its inception in 1996 to 2000. Mr. Guillama left Metropolitan to develop Quantum, a new breed healthcare company designed to provide multi-faceted solutions industry wide. Mr. Guillama was VP of Development for MedPartners, Inc., a Birmingham, Alabama-based physician practice management company. Prior to MedPartners, he served as Director and Vice President of Operations for Quality Care Networks, Inc., a South Florida-based comprehensive group practice.

Mr. Guillama is the immediate Past Chair (Currently Director) of the Florida International University Foundation a direct support organization of Florida International University, managing a $230 million endowment. Prior to this Chair position, he served FIU as Chair of Finance, Investments, and Academics Committees. He is currently Immediate Past-Chair of the Palm Beach State College Foundation and is a past trustee of Palms West Hospital (2005 to 2011). Mr. Guillama served on the executive committee of the Patient- Centered Primary Care Collaborative (PCPCC) and is a past member of the American College of Health Care Executives, the Healthcare and Information Management Systems Society (HIMSS), the Medical Group Management Association (MGMA), and the American College of Medical Practice Executives (ACMPE). Mr. Guillama is a graduate of executive and leadership programs at Massachusetts Institute of Technology’s, University of Georgia and Florida International University.

The following table sets forth certain information as of December 13, 2016 by (i) all persons who are known by us to beneficially own more than 5% of our outstanding shares of common stock, (ii) each director, director nominee, and Named Executive Officer; and (iii) all executive officers and directors as a group:

Name and address of beneficial owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class Owned (2)
Directors and Officers
Timothy Hart (3)	24,425,261	35.63%
Guillama 2, Inc. (5)	11,000,000	16.04%
Fred Angelopoulos	5,300,000	7.73%
Carl Larsen	3,500,000	5.11%
All officers and directors as a group (4 persons)	43,225,261	63.05%

5% Shareholders
TBG Holdings Corp.(4)	19,125,261	27.9%
The Quantum Group, Inc. (5)	6,500,000	9.48%
Timothy Hart	5,300,000	7.73%
Guillama 2, Inc. (5)	11,000,000	16.04%
Neil Swartz	5,300,000	7.73%
Fred Angelopoulos	5,300,000	7.73%
Carl Larsen	3,500,000	5.11%
Jennie Rios	3,500,000	5.11%

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(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock and except as indicated the address of each beneficial owner is 2929 East Commercial Boulevard, PH-D, Fort Lauderdale, FL 33308.

(2)

Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 68,559,127 shares of common stock issued and outstanding on a fully diluted basis as of December 13, 2016. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3)

Includes 56,383 preferred shares held directly by Mr. Hart convertible to 5,300,000 common shares as well as shares held by TBG Holdings Corp. and TBG Investment Partners LLP

(4)

Timothy S. Hart, our Chief Financial Officer, is a significant shareholder of TBG Holdings Corp. In such capacity, Mr. Hart may be deemed to have beneficial ownership of these shares.

(5)

Noel Guillama, our board member, is a significant shareholder in Guillama 2, Inc. and the Quantum Group, Inc.

Item 5.06 – Change in Shell Company Status

The disclosures in Item 1.01 incorporated herein by reference.

At the time we filed our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Commission on August 12, 2016, and despite our business strategy to acquire short line and regional freight railroads, we were a “shell company” within the meaning of Rule 12b-2 under the Exchange Act because we had no or nominal operations; and either no or nominal assets, assets consisting solely of cash and cash equivalents. Management has determined that, as of the closing of the share exchange agreement, our company has ceased to be a shell company as defined in Rule 12b-2 of the Exchange Act of 1934. Please refer to Item 1.01 of this current report for a detailed description of the agreement and the business of our company following the closing date.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On November 21, 2016, effective November 22, 2016 FINRA approved the name change, symbol change and a 1 for 15 reverse stock split of the Company. The Company changed its name from Continental Rail Corp. to MediXall Group, Inc. and the Company will trade under the new symbol MDXL starting December 21, 2016.

The Company will trade under the new CUSIP number 58504K 104.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

(b)

The audited balance sheets, statements of operations, statements of changes in stockholders’ equity, statements of cash flows, and the notes thereto of MediXall, Inc. as of and for the period from November 24, 2015 (Inception) through December 31, 2015 and the related independent auditors report of Baum & Company, P.A. are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)

The interim balance sheets, statements of operations, statements of cash flows, and the notes thereto of IHL of Florida, Inc. and Subsidiary as of and for the nine months ended September 30, 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)

Pro forma Financial Information.

The required pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2016 and year ended December 31, 2015 are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(e)

Exhibits

Exhibit
Number	Description

10.1	Share Exchange Agreement and Plan of Reorganization between the MediXall Group, Inc. and IHL of Florida, Inc. dated December 13, 2016.

10.2	Share Exchange Agreement between IHL of Florida, Inc. and MediXall, Inc. dated July 8, 2016.

99.1	Audited financial statements and notes for MediXall, Inc. as of December 31, 2015.

99.2	Unaudited condensed consolidated financial statements and notes for IHL of Florida, Inc. and Subsidiary for the nine months ended September 30, 2016.

99.3	Unaudited Pro forma financial information for the year ended December 31, 2015 and the nine-month period ended September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 13, 2016	MediXall Group, Inc.

	By:	/s/ Timothy Hart
Timothy Hart
Treasurer and Chief Financial Officer

	By:	/s/ Fred Angelopoulos
Fred Angelopoulos
President